                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  CERTIFICATION

I, Robert K. Hynes, certify that:

1.      I have reviewed this annual report on Form 10-K of WHX Corporation;

2.      Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as
        defined  in  Exchange  Act  Rules   13a-15(e)  and  15d-15(e))  for  the
        registrant and have:

            a)    Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b)    Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

            c)    Disclosed  in this  report  any  changes  in the  registrant's internal control over financial reporting that occurred during the registrant's  most recent fiscal quarter (the registrant's fourth  fiscal  quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially
                  affect  the  registrant's   internal  control  over  financial
                  reporting; and

5.      The registrant's other certifying officer(s) and I have disclosed, based on our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors  and the audit  committee  of registrant's  board of directors (or persons  performing  the equivalent function):

            a)    All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

            b)    Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

                                                        /s/ Robert K. Hynes
                                                        ------------------------
                                                        Robert K. Hynes
                                                        Principal Financial Officer

   December 19, 2006